Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of BlackRock S&P 500(R) Protected Equity Fund, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 21, 2007


                                                  /s/ Robert C. Doll, Jr.
                                                  ------------------------------
                                                  Robert C. Doll, Jr.,
                                                  Chief Executive Officer of
                                                  BlackRock S&P 500(R) Protected
                                                  Equity Fund, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock S&P 500(R) Protected Equity Fund, Inc. and will be retained by BlackRock S&P 500(R) Protected Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of BlackRock S&P 500(R) Protected Equity Fund, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 21, 2007


                                                  /s/ Donald C. Burke
                                                  ------------------------------
                                                  Donald C. Burke,
                                                  Chief Financial Officer of
                                                  BlackRock S&P 500(R) Protected
                                                  Equity Fund, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock S&P 500(R) Protected Equity Fund, Inc. and will be retained by BlackRock S&P 500(R) Protected Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.